Exhibit 10.13

AZIYO BIOLOGICS, INC.

AMENDMENT TO NOTE PURCHASE AGREEMENT

This AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is entered into as of April 29, 2020 by and between Aziyo Biologics, Inc., a Delaware corporation (the “Company”) and each of the other persons and entities signatory hereto (the “Investors”).

WHEREAS, the Company and the Investors are parties to that certain Note Purchase Agreement, dated as of April 2, 2020, by and between the Company and each of the persons and entities set forth on Schedule A attached thereto (the “Existing Agreement”);

WHEREAS, pursuant to Section 4.10 of the Existing Agreement, any term of the Existing Agreement may be amended with the written consent of the Company and the Majority Holders;

WHEREAS, the Investors constitute the Majority Holders; and

WHEREAS, the Company and the Investors desire to amend the Existing Agreement as more particularly set forth herein

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and pursuant to the Existing Agreement, the parties hereto hereby agree to amend the Existing Agreement as follows:

1.       Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Existing Agreement.

2.       Amendments.

2.1.       Definitions. Any reference to “the Agreement” or “this Agreement” in the Existing Agreement shall mean the Existing Agreement, as amended by this Amendment.

2.2.       Amendment to Section 2.3. The reference to “$1,000,000.00” in Section 1.2(b) of the Existing Agreement is hereby amended and replaced with “$3,000,000.00”.

3.       Effect of Amendment. Except as expressly provided herein, the parties acknowledge that (a) no terms or provisions of the Existing Agreement are modified or changed by this Amendment; and (b) the terms and provisions of the Existing Agreement shall continue in full force and effect.

4.       Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Amendment may be executed by facsimile or electronic transmission signatures (including .pdf copies).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

AZIYO BIOLOGICS, INC.

By:	/s/ Jeffrey D. Hamet
	Name:	Jeffrey D. Hamet
	Title:	Vice President, Finance and Treasurer

Address:		12510 Prosperity Drive
Suite 370
Silver Spring, MD 20904

Email Address: [XXX]

INVESTORS:

HIGHCAPE PARTNERS QP, L.P.

By:	HighCape Partners GP, L.P., its general partner

By:	HighCape Partner GP, LLC, its general partner

By:	/s/ William Matthew Zuga
	Name:	William Matthew Zuga
	Title:	Managing Member

HIGHCAPE PARTNERS, L.P.

By:	HighCape Partners GP, L.P., its general partner

By:	HighCape Partner GP, LLC, its general partner

By:	/s/ William Matthew Zuga
	Name:	William Matthew Zuga
	Title:	Managing Member